UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 11, 2004

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA
(Address of principal executive offices)

94404
(Zip Code)

(650) 574-3000
(Registrant’s telephone number, including area code)

ITEM 5.                                                     OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 3, 2004, Gilead Sciences, Inc., a Delaware corporation, issued a press release announcing that it has implemented a stock trading program in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934.  A copy of the press release is filed as Exhibit 99.1 to this report.   Paul Berg, PhD, a member of Gilead’s Board of Directors, has established a stock trading plan in accordance with Gilead’s stock trading program under Rule 10b5-1.  Other participating Gilead executives and Board members may  establish pre-arranged stock trading plans to buy or sell pre-determined amounts of Gilead stock over time under Gilead’s 10b5-1 stock trading program.

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on May 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(registrant)

/s/ John F. Milligan
John F. Milligan
Executive Vice President and
Chief Financial Officer

Date: May 11, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on May 3, 2004